Supplement dated June 28, 2024 to the
Prospectus for your Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to certain Portfolio Companies available in your variable annuity contract (“Contract”) issued by Lincoln Benefit Life Company.
Guggenheim VIF Long Short Equity Fund Closure

Effective at the close of business August 12, 2024 (the “Closure Date”), the Sub-account investing in the following Portfolio will be closed and will no longer be available as a variable investment option in your Annuity. As of the Closure Date, no additional Purchase Payments or requests for transfers of Account Value into the following Portfolio will be accepted from new or existing contract Owners.

•Guggenheim VIF Long Short Equity Fund

Guggenheim VIF Long Short Equity Fund Liquidation

Effective at the close of business August 16, 2024 (the “Liquidation Date”), the following Portfolio (the “Liquidating Portfolio”) will be liquidated and any Account Value allocated to the Liquidating Portfolio will be transferred to the Sub-account investing in the Default Portfolio as listed below. After the Liquidation Date, all references to the Liquidating Portfolio in your Prospectus will be deleted.

Liquidating Portfolio	Default Portfolio
Guggenheim VIF Long Short Equity Fund	Fidelity® VIP Government Money Market Portfolio - Initial Class

After the Liquidation Date, the Liquidating Portfolio will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates the Liquidating Portfolio will be deemed instruction for the Default Portfolio. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You can transfer out of the Liquidating Portfolio into an investment option available in your Annuity for a period of 90 days prior to the Liquidation Date free of charge and such transfer will not count as one of your annual free transfers under your Annuity. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the Default Portfolio due to the liquidation can be transferred into an investment option available in your Annuity free of charge and will not count as one of your annual free transfers under your Annuity. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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